UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VIRTUS INVESTMENT PARTNERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! VIRTUS INVESTMENT PARTNERS, INC. 2026 Annual Meeting Vote at the meeting or in advance by May 19, 2026 11:59 PM EDT C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 V88748-P44457 You invested in VIRTUS INVESTMENT PARTNERS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2026. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2026 to facilitate timely delivery. If you would like to request a paper or email copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and May 20, 2026 9:00 a.m. EDT vote without entering a control number Virtus Investment Partners, Inc. One Financial Plaza, 19th Floor Hartford, Connecticut 06103

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting and the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or e-mail copy) and to vote these important matters. Board Voting Items Recommends 1. Election of Directors: 1a. George R. Aylward For 1b. Peter L. Bain For 1c. Paul G. Greig For 1d. Timothy A. Holt For 1e. Melody L. Jones For 1f. W. Howard Morris For 1g. John C. Weisenseel For 2. To ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for For the fiscal year ending December 31, 2026. 3. To approve, in a non-binding vote, named executive officer compensation. For NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.